                         SEVENTH AMENDMENT AGREEMENT

        AGREEMENT, made as of March 31, 1999, among TRANS-LUX CORPORATION, a Delaware corporation, TRANS-LUX DISPLAY CORPORATION, a Delaware corporation, TRANS-LUX MONTEZUMA CORPORATION, a New Mexico corporation, INTEGRATED SYSTEMS ENGINEERING, INC., a Utah corporation, and FIRST UNION NATIONAL BANK, a national banking association.

                                 Background
                                 ----------

        A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of August 28, 1995, among Trans-Lux Corporation, Trans-Lux Consulting Corporation, Trans-Lux Sign Corporation, Trans-Lux Montezuma Corporation, Integrated Systems Engineering, Inc., and First Fidelity Bank of Connecticut (predecessor in interest to First Union National Bank) (as amended, modified or supplemented from time to time, the "Credit Agreement").

        B. Pursuant to the Merger Agreement dated December 10, 1998, Trans-Lux Sign Corporation merged with and into Trans-Lux Consulting Corporation and, contemporaneously therewith, changed its name to Trans-Lux Display Corporation.

        C. The Borrowers have requested that the Lender, among other things, (i) increase from $10,000,000 to $15,000,000, the amount of the Lender's commitment under Loan C, (ii) extend from June 30, 2000 to June 30, 2001, the Loan C Commitment Termination Date, and revise the amortization schedule with respect to Loan C, (iii) extend the Loan C Maturity Date to June 30, 2006 and
(iv) extend from August 27, 2002 to August 27, 2004, the Term Loan Maturity Date and revise the amortization schedule with respect to Loan A.

        D. The Lender has agreed to the requests of the Borrowers subject to the terms and conditions of this Agreement.

                                 Agreement
                                 ---------

        In consideration of the foregoing Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

        1. Modifications to Credit Agreement. All of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except as follows:

                (a) The definition of "Loan C" set forth in Annex "A" to the Credit Agreement is deleted and the following is substituted therefor:

                      "Loan C" shall mean the revolving loan facility extended by Lender to TLX in the original principal amount of $15,000,000, evidenced by Note C.

                (b) The definition of "Loan C Commitment Termination Date" contained in Annex "A" of the Credit Agreement is deleted and the following is substituted therefor:

                      "Loan C Commitment Termination Date" shall mean the
                earliest of (i) June 30, 2001, (ii) the date of the termination of Loan C pursuant to Section 8.2, and (iii) the date of the termination of Loan C in accordance with the provisions of Section (a)(iii)(E) of Schedule 1.1.

                (c) The definition of "Loan C Maturity Date" contained in Annex "A" of the Credit Agreement is deleted and the following is substituted therefor:

                      "Loan C Maturity Date" shall mean June 30, 2006.

                (d) The definition of "Term Loan Maturity Date" contained in Annex "A" of the Credit Agreement is deleted and the following is substituted therefor:

                      "Term Loan Maturity Date" shall mean August 27, 2004.

                (e)   The figure "$10,000,000" contained in subparagraph
(a)(iii) of Schedule 1.1 to the Credit Agreement is deleted and the figure "$15,000,000" is substituted therefor

                (f) Subparagraph (a)(ii) of Schedule 1.2 of the Credit Agreement is deleted and the following is substituted therefor:

                      (ii) The aggregate principal amount of Note A shall be
                payable in quarterly installments (consisting of principal) as follows:

                      Payment Date                         Amount of Payment
                      ------------                         -----------------
                      October 1, 1995 - July 1, 2004       $  133,333
                      Term Loan Maturity Date              $3,200,012

                (g) Subparagraph (c)(iii) of Schedule 1.2 of the Credit Agreement is deleted and the following is substituted therefor:

                      (iii) On June 30, 2001, the then outstanding indebtedness
                under Note C shall be payable in nineteen (19) equal payments each in the amount of one-twentieth (1/20) of the amount then outstanding under Note C, beginning on October 1, 2001, and continuing on the first day of each successive Fiscal Quarter and a final payment on June 30, 2006 of all amounts then outstanding under Note C.

        2. Conditions Precedent. The obligation of the Lender under this Agreement is subject to the receipt and review, to the satisfaction of the Lender, of the following:

                (a) Amendment Agreement. This Agreement duly executed by the parties hereto;

                (b) Allonge. The Fourth Allonge to Revolving Promissory Note, in the form of Exhibit A hereto, duly drawn to the order of Lender;

                (c)   Amendment Fee.  Payment to the Lender of the Amendment
Fee in the amount of $5,000 in consideration of the Lender's execution, delivery and performance of this Agreement; and

                (d)   Other.  Such other agreements as the Lender shall require.

        4. Reaffirmation by the Borrowers. The Borrowers acknowledge that each is legally, validly and enforceably jointly and severally indebted to the Lender under the Notes, without defense, counterclaim or offset, and that each is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and reasonable attorneys' fees related to or in any way arising out of this Agreement, the Notes, the Credit Agreement and the other Loan Documents. The Borrowers hereby restate and agree to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and reaffirm that all of the representations and warranties contained in the Credit Agreement and the other Loan Documents remain true and correct in all material respects with the exception that the financial statements described therein are deemed true as of the date made. The Borrowers represent that except as set forth in the Credit Agreement and the other Loan Documents, there are no pending, or to each Borrower's knowledge threatened, legal proceedings to which any of the Borrowers or any of the Guarantors is a party which materially and adversely affect the transactions contemplated by this Agreement or the ability of the Borrowers or any of the Guarantors to conduct its business on a consolidated basis. The Borrowers and Guarantors acknowledge and represent that the resolutions of each dated July 27, 1995 (except for resolutions of Trans-Lux Midwest Corporation which are dated February 13, 1997), remain in full force and effect and have not been modified, amended, rescinded or otherwise abrogated.

        5. Reaffirmation by the Guarantors. The Guarantors acknowledge that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset, and affirms that each Guaranty remains in full force and effect and includes, without limitation, the indebtedness, liabilities and obligations arising under or in any way connected with the Loans, this Agreement and the other Loan Documents, whether now existing or hereafter arising.

        6. Reaffirmation re: Collateral. The Borrowers and the Guarantors reaffirm the liens, security interests and pledges granted to the Lender pursuant to the Loan Documents to secure the obligations of each thereunder.

        7. Other Representations by Borrower and Guarantors. Each of the Borrowers and the Guarantors represents and confirms that (a) no Event of Default has occurred and is continuing and that the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrowers and the Guarantors in accordance with the terms thereof. Each of the Borrowers and Guarantors represents and confirms that as of the date hereof, each has no claim or defense (and each of the Borrowers and the Guarantors hereby waives every claim and defense as of the date hereof) against the Lender arising out of or relating to the Credit Agreement, this Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

        8. No Waiver by Lender. Each of the Borrowers and the Guarantors acknowledges that (a) by execution of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower or the Guarantors under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

        9. Prejudgment Remedy Waiver; Waivers. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT THE LOANS AND THE TRANSACTIONS EVIDENCED BY THE NOTES, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE COMMERCIAL TRANSACTIONS AND EACH WAIVES ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE OF ANY PREJUDGMENT REMEDY, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

        10. Jury Trial Waiver. EACH OF THE BORROWERS AND THE GUARANTORS WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH, OR IN ANY WAY RELATED TO, THE FINANCING TRANSACTIONS OF WHICH THE NOTES, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IS A PART OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS. EACH OF THE BORROWERS AND THE GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

        11.     Miscellaneous.

                (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                (b) This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the law of the State of Connecticut.

                (c) This Agreement shall be deemed a Loan Document under the Credit Agreement for all purposes. The parties have executed this Agreement on the date first written above.

                                       BORROWERS:
                                       ---------

                                       TRANS-LUX CORPORATION

                                       By  /s/ Victor Liss
                                         --------------------------------------
                                          Victor Liss
                                          Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                          Angela Toppi
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                       TRANS-LUX DISPLAY CORPORATION

                                       By  /s/ Victor Liss
                                         --------------------------------------
                                          Victor Liss
                                          Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                          Angela Toppi
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                       TRANS-LUX MONTEZUMA CORPORATION

                                       By  /s/ Victor Liss
                                         --------------------------------------
                                          Victor Liss
                                          Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                          Angela Toppi
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                       INTEGRATED SYSTEMS ENGINEERING, INC.

                                       By  /s/ Victor Liss
                                         -------------------------------------
                                          Victor Liss
                                          Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                          Angela Toppi
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                                       GUARANTORS:

                                       TRANS-LUX DISPLAY CORPORATION
                                       TRANS-LUX CANADA, LTD.
                                       TRANS-LUX COCTEAU CORPORATION
                                       TRANS-LUX COLORADO CORPORATION
                                       TRANS-LUX DURANGO CORPORATION
                                       TRANS-LUX EXPERIENCE CORPORATION
                                       TRANS-LUX HIGH FIVE CORPORATION
                                       TRANS-LUX INVESTMENT CORPORATION
                                       TRANS-LUX LOMA CORPORATION
                                       TRANS-LUX LOVELAND CORPORATION
                                       TRANS-LUX MIDWEST CORPORATION
                                       TRANS-LUX MONTEZUMA CORPORATION
                                       TRANS-LUX MULTIMEDIA CORPORATION
                                       TRANS-LUX PENNSYLVANIA CORPORATION
                                       TRANS-LUX PTY, LTD.
                                       TRANS-LUX SEAPORT CORPORATION
                                       TRANS-LUX SERVICE CORPORATION
                                       TRANS-LUX SOUTHWEST CORPORATION
                                       TRANS-LUX STORYTELLER CORPORATION
                                       TRANS-LUX SYNDICATED PROGRAMS
                                          CORPORATION
                                       TRANS-LUX TAOS CORPORATION
                                       TRANS-LUX THEATRES CORPORATION


                                       INTEGRATED SYSTEMS ENGINEERING, INC.
                                       SAUNDERS REALTY CORPORATION

                                       By  /s/ Victor Liss
                                         -------------------------------------
                                          Victor Liss
                                          Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                          Angela Toppi
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                       LENDER:

                                       FIRST UNION NATIONAL BANK

                                          /s/ Richard J. Klouda
                                       By______________________________________
                                          Richard J. Klouda
                                          Title: Senior Vice President


                                                                      EXHIBIT A
                                                 TO SEVENTH AMENDMENT AGREEMENT

                  FOURTH ALLONGE TO REVOLVING PROMISSORY NOTE
                  -------------------------------------------


        1. THIS FOURTH ALLONGE TO REVOLVING PROMISSORY NOTE (the "Allonge") is dated as of March 31, 1999, to be attached to, modify, and be a part of the Revolving Promissory Note dated as of August 28, 1995, in the original principal amount of $10,000,000 (as renewed, reissued, exchanged, consolidated, amended, modified, replaced or supplemented from time to time, the "Note") of TRANS-LUX CORPORATION, a Delaware Corporation (the "Maker") in favor of FIRST FIDELITY BANK (now known as First Union National Bank, a national banking association) (the "Lender").

        2. The Maker agrees that all of the terms of the Note remain in full force and effect except as follows:

                (a) The figure $10,000,000 contained in the upper left corner of the Note is deleted and the figure $15,000,000 is substituted therefor.

                (b) The phrase "FIRST FIDELITY BANK" contained in the second line of Section 1 of the Note is deleted and the phrase "FIRST UNION NATIONAL BANK" is substituted therefor.

                (c) The phrase "TEN MILLION DOLLARS ($10,000,000)" contained in the fifth line of Section 1 of the Note is deleted and the phrase "FIFTEEN MILLION DOLLARS ($15,000,000)" is substituted therefor.

        3. The Maker has executed and delivered this Allonge as of the date first written above.


                                       TRANS-LUX CORPORATION

                                       By  /s/ Victor Liss
                                         --------------------------------------
                                          Victor Liss
                                          Title: President

                                       By  /s/ Angela  Toppi
                                         --------------------------------------
                                          Angela Toppi
                                          Title: Senior Vice President and
                                                 Chief Financial Officer